PAGE 1 OF 18

SOLICITATION/CONTRACT
BIDDER/OFFEROR TO COMPLETE BLOCKS 11,13,15,21,22, & 27
                  KM/PC             J

1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

    RATING  DO  B9

2.  CONTRACT NO. F09603-95-C-0928

3.  AWARD/EFFECTIVE DATE:  22 SEP 1995

4.  SOLICITATION NUMBER  F09603-95-R-42210

5.  SOLICITATION TYPE    ____ SEALED BIDS (IFB)     ____ NEGOTIATED (RFP)

6.  SOLICITATION ISSUE DATE

7.  ISSUED BY:   DEPARTMENT OF THE AIR FORCE
                  WR-ALC/LKK
                  460 2ND ST STE 221
                  ROBINS AIR FORCE BASE GA  31098-1640

                  BUYER:  KIM MCDONALD/LKKB/912-926-0874     NO COLLECT CALLS

                  CODE FA8507

8.  THIS ACQUISITION IS

                  _X_ UNRESTRICTED              ___ LABOR SURPLUS AREA CONCERNS
                  ___ SET ASIDE :     % FOR     ___ COMBINED SMALL BUSINESS &
                                                    LABOR SURPLUS AREA CONCERNS
                  ___ SMALL BUSINESS            ___ OTHER
                        SIC :        SIZE STANDARD :

9.  SOLICITATION: N/A

10. ITEMS TO BE PURCHASED (BRIEF DESCRIPTION)
___ SUPPLIES  ___ SERVICES

11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN ____________ CALENDAR DAYS (60 CALENDAR DAYS UNLESS OFFEROR INSERTS A DIFFERENT PERIOD) FROM THE DATE SET FORTH IN BLK 9 ABOVE. THE CONTRACTOR AGREES TO HOLD ITS OFFERED PRICES FIRM FOR THE ITEMS SOLICITED HEREIN AND TO ACCEPT ANY RESULTING CONTRACT SUBJECT TO THE TERMS AND CONDITIONS STATED HEREIN.

12. ADMINISTERED BY

                  DCMAO TWIN CITIES
                  3001 METRO DR
                  BLOOMINGTON MN 55425-1573

                  PAS #: NONE                        SCD:  C
                  CODE S2401A

13. CONTRACTOR OFFEROR

                  RECOVERY ENGINEERING INC
                  2229 EDGEWOOD AVE S
                  MINNEAPOLIS MN 55426-0000

                  TELEPHONE NO

___ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

                  SIZE CODE: J

                  CODE OBJ61        FACILITY CODE ____

14. PAYMENT WILL BE MADE BY

                  DFAS COLUMBUS CENTER
                  DFAS-CO/GATEWAY DIVISION
                  P O BOX 182251
                  COLUMBUS OH 43218-2251

                  SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK:    14

                  CODE SC1028

15. PROMPT PAY DISCOUNT:  NET 30 CALENDAR DAYS

16. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
    ___ 10 U.S.C. 2304 (C) (_____)     ___ 41 U.S.C. 253 (C) (_____)

17. ITEM NO.


18. SCHEDULE OF SUPPLIES/SERVICES

                  SEE SCHEDULE

                  REMITTANCE ADDRESS:
                  REMITTANCE ADDRESS IS SAME AS THE CONTRACTOR'S ADDRESS CITED IN BLOCK 13

                  ACCELERATED/CONSOLIDATED DELIVERIES ARE ACCEPTABLE.

19. QUANTITY


20. UNIT


21. UNIT PRICE


22. AMOUNT


23. ACCOUNTING AND APPROPRIATION DATA

                  SEE SECTION G

24. TOTAL AWARD AMOUNT  (FOR GOVT USE ONLY)

                  $2,311,860.00

25. _X_ CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 5 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY CONTINUATION SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

26. ___ AWARD OF CONTRACT : YOUR OFFER ON SOLICITATION NUMBER SHOWN IN BLOCK 4 INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS :

27. SIGNATURE OF OFFEROR/CONTRACTOR

                  /s/ BRIAN F. SULLIVAN / Recovery Engineering, Inc.

     NAME AND TITLE OF SIGNER (TYPE OR PRINT)

                  Brian Sullivan, President

     DATE SIGNED  09/21/95

28. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

                  /s/ JEFFREY M. MORGAN

     NAME OF CONTRACTING OFFICER

                  Jeffrey M. Morgan

     DATE SIGNED  09/22/95


                                                                    PAGE 2 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


                              PART I - THE SCHEDULE
                                    SECTION B

                      SUPPLIES OR SERVICES AND PRICES/COSTS

--------------------------------------------------------------------------------
   ITEM   SUPPLIES/SERVICES             QTY         UNIT   UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

0001      4610-01-313-6086               xx         xx     xxxx            xxxx
          MANUAL REVERSE OSMOSIS
          DESALINATOR  (MROD)
          IAW SECTION C
          APPL:   COMMON
          PR NR:   FD2060-95-42210, N00019-95-MP-AH05P  IM CODE:  T3D
          PR L/I:   0001 (BOTH PR'S)

0001AA    SAME AS ITEM 0001              2300       EA  [Confidential Treatment]
          FOB:  ORIGIN
          QTY VAR:   OVER  0%  UNDER 0%
          ACRN:  AA
          PQA/INSP SITE:   ORIGIN            ACCEPTANCE SITE:   ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

QTY       UNIT         ON OR BEFORE      SHIP TO    REQUISITION NR      PRIORITY

160       EA           15 DEC 95         BELOW      NON-MILSTRIP        N/A
160       EA           15 JAN 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 FEB 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 MAR 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 APR 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 MAY 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 JUN 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 JUL 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 AUG 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 SEP 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 OCT 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 NOV 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 DEC 96         BELOW      NON-MILSTRIP        N/A
160       EA           15 JAN 97         BELOW      NON-MILSTRIP        N/A
60        EA           15 FEB 97         BELOW      NON-MILSTRIP        N/A


0001AB    SAME AS ITEM 0001               572       EA  [Confidential Treatment]
          FOB:    ORIGIN
          QTY VAR:  OVER 0%  UNDER 0%
          ACRN:  AB
          PQA/INSP SITE:   ORIGIN            ACCEPTANCE SITE:   ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

QTY       UNIT         ON OR BEFORE      SHIP TO    REQUISITION NR      PRIORITY

160       EA           15 DEC  95        BELOW      NON-MILSTRIP        N/A
160       EA           15 JAN  96        BELOW      NON-MILSTRIP        N/A
160       EA           15 FEB  96        BELOW      NON-MILSTRIP        N/A
92        EA           15 MAR  96        BELOW      NON-MILSTRIP        N/A

0002      WARRANTY APPLICABLE TO         2300        EA     $ -0-         $ -0-
          CLIN 0001AA ITEMS
          PR:  N00019-95-MP-AH05P
          PR LI:  0003
          ACRN:    AA


                                                                    PAGE 3 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


0003      WARRANTY APPLICABLE TO         572       EA     $  -0-          $  -0-
          CLIN 0001AB ITEMS
          PR:  FD2060-95-42210
          PR LI:  0003
          ACRN:  AB


0004      DATA IAW DD FORM 1423           1         LO
          ATTACHED HERETO
          (A001) QUALITY
          CONFORMANCE INSPECTION
          AND TEST PROCEDURES
          FOB:  DEST
          QTY VAR:  0% OVER              0% UNDER
          PR NR:  N00019-95-MP-AH05P
          PR LI:  0002
          ACRN:  AA
          INSP SITE:  IAW DD FORM 1423    ACCEPTANCE SITE:  IAW DD FORM 1423
          $ -0-


0005      DATA IAW DD FORM 1423           1         LO
          ATTACHED HERETO
          (A002) TEST/INSPECTION
          REPORTS
          FOB:  DEST
          QTY VAR:  0% OVER              0% UNDER
          ACRN:  AA
          PR NR:  N00919-95-MP-AH05P
          PR LI:  0002
          INSP SITE:  IAW DD FORM 1423             ACCEPT SITE: IAW DD FORM 1423
          $ -0-

NOTE:  NO HARDWARE WILL BE ACCEPTED WITHOUT APPROVED MANUALS.


0006      COMMERCIAL DATA/
          TECHNICAL MANUALS IAW
          TM86-01 AND DD FORM
          1423'S ATTACHED.

0006AA    DATA (ELIN A003)                1         SE
          REVIEW COPY
          FOB:  DESTINATION
          QTY VAR:   0% OVER             0% UNDER
          ACRN:  AA
          PR NR: N00919-95-MP-AH05P
          PR LI: 0002
          INSP SITE: IAW DD FORM 1423        ACCEPT SITE: IAW DD FORM 1423
          $ -0-     PER SET

0006AB    DATA (ELIN A004)                2300      SE
          PACK-UP DATA
          FOB:  DESTINATION
          QTY VAR: 0% OVER     0% UNDER
          ACRN:  AA
          PR NR: N00919-95-MP-AH05P
          PR LI: 0002
          INSP SITE:  IAW DD FORM 1423        ACCEPT SITE: IAW DD FORM 1423
          $ -0-     PER SET

0006AC    DATA (ELIN A005)                572       SE
          PACK-UP DATA
          FOB:  DESTINATION
          QTY VAR:  0% OVER     0% UNDER
          ACRN:  AB
          PR NR: FD2060-95-42210
          PR LI: 0002
          INSP SITE:  IAW DD FORM 1423       ACCEPT SITE: IAW DD FORM 1423
          $ -0-     PER SET


                                                                    PAGE 4 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


0006AD    DATA (ELIN A006)                20        SE
          BACK-UP STOCK QTY
          FOB:  DESTINATION
          QTY VAR:  0% OVER               0% UNDER
          ACRN: AA
          PR NR: N00919-95-MP-AH05P
          PR LI: 0002
          INSP SITE:  IAW DD FORM 1423         ACCEPT SITE:  IAW DD FORM 1423
          $ -0-     PER SET

                                     OPTIONS

  FIRST OPTION PERIOD (THE 365 DAY PERIOD IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE BASIC CONTRACT).

THE GOVERNMENT MAY REQUIRE THE DELIVERY OF INCREASED QUANTITIES OF ITEMS, THE EXACT QUANTITY OF WHICH CANNOT BE PREDICTED IN ADVANCE. THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES TO BE DELIVERED UNDER THE CONTRACT BY EXERCISING ANY ITEM FROM TIME TO TIME WITHIN 365 DAYS AFTER CONTRACT AWARD UNTIL THE MAXIMUM QUANTITY FOR EACH ITEM HAS BEEN REACHED.

1001      SAME AS 0001                    1-2300    EA  [Confidential Treatment]
          FOB:  ORIGIN
          INSP SITE:  ORIGIN
          ACCEPT SITE:  ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

QTY       UNIT          ON OR BEFORE      SHIP TO    REQUISITION NR    PRIORITY

1-2300    EA            160 EA *          BELOW      NON-MILSTRIP      N/A

*EVERY 30 DAYS BEGINNING 90 DAYS AFTER EXERCISE OF OPTION.

1002      WARRANTY APPLICABLE             1-2300     EA     $ -0-
          TO CLIN 1001 ITEMS

1003      DATA IAW DD FORM 1423           1          LO
          ATTACHED HERETO (ELIN B001)
          QUALITY CONFORMANCE INSP
          AND TEST PROCEDURES
          FOB: DESTINATION
          QTY VAR:  0% OVER   0% UNDER
          INSP SITE:  IAW DD FORM 1423             ACCEPT SITE: IAW DD FORM 1423
          $ -0-

1004      DATA IAW DD FORM 1423           1          LO
          ATTACHED HERETO (ELIN B002)
          TEST/INSPECTION REPORTS
          FOB: DESTINATION
          QTY VAR:  0% OVER   0% UNDER
          INSP SITE:  IAW DD FORM 1423             ACCEPT SITE: IAW DD FORM 1423
          $ -0-

NOTE:   NO HARDWARE WILL BE ACCEPTED WITHOUT APPROVED MANUALS

1005      COMMERCIAL DATA/
          TECHNICAL MANUALS IAW
          TM 86-01 AND DD FORM 1423
          ATTACHED HERETO

1005AA    DATA (ELIN B003)                1         SE
          REVIEW COPY
          FOB: DESTINATION
          QTY VAR:  0% OVER    0% UNDER
          INSP SITE:  IAW DD FORM 1423             ACCEPT SITE: IAW DD FORM 1423
          $ -0- PER SET


                                                                    PAGE 5 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


1005AB     DATA (ELIN B004)               1-2300    SE
           PACK-UP DATA
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET

1005AC     DATA (ELIN B005)               20        SE
           BACK-UP STOCK QTY
           FOB:  DESTINATION
           QTY VAR:  0% OVER     0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET


  SECOND OPTION PERIOD (THE 730 DAY PERIOD IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE BASIC CONTRACT).

THE GOVERNMENT MAY REQUIRE THE DELIVERY OF INCREASED QUANTITIES OF ITEMS, THE EXACT QUANTITY OF WHICH CANNOT BE PREDICTED IN ADVANCE. THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES TO BE DELIVERED UNDER THE CONTRACT BY EXERCISING ANY ITEM FROM TIME TO TIME WITHIN 730 DAYS AFTER CONTRACT AWARD UNTIL THE MAXIMUM QUANTITY FOR EACH ITEM HAS BEEN REACHED.

2001       SAME AS 0001                   1-2300    EA  [Confidential Treatment]
           FOB: ORIGIN
           INSP SITE:  ORIGIN
           ACCEPT SITE:  ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

QTY        UNIT        ON OR BEFORE       SHIP TO   REQUISITION NR     PRIORITY

1-2300     EA          160 EA *           BELOW     NON-MILSTRIP       N/A

*EVERY 30 DAYS BEGINNING 90 DAYS AFTER EXERCISE OF OPTION.

2002       WARRANTY APPLICABLE TO         1-2300    EA     $  -0-
           CLIN 2001 ITEMS

2003       DATA IAW DD FORM 1423          1         LO
           ATTACHED HERETO (ELIN C001)
           QUALITY CONFORMANCE INSP
           AND TEST PROCEDURES
           FOB: DESTINATION
           QTY VAR:  0% OVER   0% UNDER
           INSP SITE:  IAW DD FORM 1423           ACCEPT SITE: IAW DD FORM 1423
           $ -0-

2004       DATA IAW DD FORM 1423          1         LO
           ATTACHED HERETO (ELIN C002)
           TEST/INSPECTION REPORTS
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0-

NOTE:  NO HARDWARE WILL BE ACCEPTED WITHOUT APPROVED MANUALS

2005       COMMERCIAL DATA/
           TECHNICAL MANUALS IAW
           TM 86-01 AND DD FORM 1423
           ATTACHED HERETO

2005AA     DATA (ELIN C003)               1         SE
           REVIEW COPY
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET


                                                                    PAGE 6 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


2005AB     DATA (ELIN C004)               1-2300    SE
           PACK-UP DATA
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET

2005AC     DATA (ELIN C005)               20       SE
           BACK-UP STOCK QTY
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET

  THIRD OPTION PERIOD (THE 1095 DAY PERIOD IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE BASIC CONTRACT).

THE GOVERNMENT MAY REQUIRE THE DELIVERY OF INCREASED QUANTITIES OF ITEMS, THE EXACT QUANTITY OF WHICH CANNOT BE PREDICTED IN ADVANCE. THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES TO BE DELIVERED UNDER THE CONTRACT BY EXERCISING ANY ITEM FROM TIME TO TIME WITHIN 1095 DAYS AFTER CONTRACT AWARD UNTIL THE MAXIMUM QUANTITY FOR EACH ITEM HAS BEEN REACHED.

3001       SAME AS 0001                   1-2300    EA  [Confidential Treatment]
           FOB: ORIGIN
           INSP SITE:  ORIGIN
           ACCEPT SITE:  ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

QTY        UNIT       ON OR BEFORE      SHIP TO     REQUISITION NR    PRIORITY

1-2300     EA         160 EA *          BELOW       NON-MILSTRIP      N/A

*EVERY 30 DAYS BEGINNING 90 DAYS AFTER EXERCISE OF OPTION.

3002       WARRANTY APPLICABLE TO        1-2300     EA    $ -0-
           CLIN 3001 ITEMS

3003       DATA IAW DD FORM 1423          1         LO
           ATTACHED HERETO (ELIN D001)
           QUALITY CONFORMANCE INSP
           AND TEST PROCEDURES
           FOB: DESTINATION
           QTY VAR:  0% OVER  0% UNDER
           INSP SITE:  IAW DD FORM 1423           ACCEPT SITE: IAW DD FORM 1423
           $ -0-

3004       DATA IAW DD FORM 1423          1         LO
           ATTACHED HERETO (ELIN D002)
           TEST/INSPECTION REPORTS
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0-

NOTE:  NO HARDWARE WILL BE ACCEPTED WITHOUT APPROVED MANUALS

3005       COMMERCIAL DATA/
           TECHNICAL MANUALS IAW
           TM 86-01 AND DD FORM 1423
           ATTACHED HERETO

3005AA     DATA (ELIN D003)               1         SE
           REVIEW COPY
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423            ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET


                                                                    PAGE 7 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


3005AB     DATA (ELIN D004)        1-2300    SE
           PACK-UP DATA
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423           ACCEPT SITE: IAW DD FORM 1423
           $ -0- PER SET

3005AC     DATA (ELIN D005)        20        SE
           BACK-UP STOCK QTY
           FOB: DESTINATION
           QTY VAR:  0% OVER    0% UNDER
           INSP SITE:  IAW DD FORM 1423           ACCEPT SITE:  IAW DD FORM 1423
           $ -0- PER SET

       NOTE: An option is considered to have been exercised at the time the Government deposits written notification to the Contractor in the mails. In event of overlapping deliveries due to exercise of option, the Contractor shall not be required to deliver more than 160 EACH in any 30-day period.

       SPECIAL NOTICE APPLICABLE TO DFARS 252.242-7000 "POSTAWARD CONFERENCE"

       In reference to DFARS 252.242-7000, Postaward Conference, the Air Force does not anticipate convening a Postaward Conference. In the event a Postaward Conference is convened, an equitable adjustment to the contract price will be negotiated.
       (WR-ALC)

       SHIP TO/MARK FOR:  (APPL ITEM 0001AA)

             NAVAIR ISS FACILITY
             BLDG 612, BAY 12
             MCAS BEAUFORT
             BEAUFORT SC 29904-5010
                       Contract: (See Face Sheet of Award)

                  REQUISITION NR: (See Each Item in Schedule)

       SHIP TO/MARK FOR:  (APPL ITEM 0001AB)

       The Contractor shall request shipping instructions from WR-ALC/LKJMD,
       ATTN: SARAH HARRELL, Robins AFB, GA 31098-1640, 912-926-6688, 30 days prior to availability of material for shipment.

       NOTE:   SERIAL NUMBER AND PART NUMBER SHALL BE PLACED ON THE OUTSIDE
       PACKAGE AND DD FORM 250.

B-1.                  CLAUSES AND PROVISIONS

       (a) Clauses and provisions from the Federal Acquisition Regulation (FAR) and supplements thereto are incorporated in this document by reference and in full text. Those incorporated by reference have the same force and effect as if they were given in full text.

       (b) Clauses and provisions in this document will be numbered in sequence, but will not necessarily appear in consecutive order.

       (c) By signature on this contractual document, Contractor certifies that their Section K, Representations and Certifications previously submitted or returned herewith are current and applicable. They are hereby incorporated by reference.


                              PART I - THE SCHEDULE
                                    SECTION C
                    DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1.                    SPECIFICATIONS, STANDARDS AND DRAWINGS
                        (IAW FAR 10.008)
       Specifications, standards or drawings (as applicable) are furnished/listed below:

       ITEM NR          SPECIFICATIONS, STANDARDS AND/OR ATTACHMENTS

       ALL ITEMS        PURCHASE DESCRIPTION 95 KJE06 DTD 25 JUN 95 AND
                        AFMC FORM 762 DTD 25 JUN 95.


                                                                    PAGE 8 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


                              PART I - THE SCHEDULE
                                    SECTION D
                              PACKAGING AND MARKING

         NOTE: SHELF LIFE IS 60 MONTHS.

  D-1. PRESERVATION, PACKAGING, PACKING REQUIREMENTS (IAW FAR 10.004(e), 14.201-2(d), and 15.406-2(d))
         If AFMC Form 158 is attached hereto all items shall be preserved, packaged and packed in accordance with said AFMC Form 158.

D-430.                     ITEM IDENTIFICATION MARKING AND SHELF LIFE ITEM
                           PROVISIONS
                           (IAW AFMCI 23-102, Part 2, Chapter 6, Paragraph 6.3) Requirements set forth below shall apply to any contract issued thereon and will take precedence over other inconsistent requirements herewith. All standards, bulletins, and publications referenced herein shall be of the issue in effect on the date of this document.

         1.  PHYSICAL MARKING OF ITEMS:

               MIL-STD-130: Items shall be marked in accordance with
                    MIL-STD-130.

                        - The National Stock Number (NSN), and when assigned, the Configuration Item Identifier (CII), serial number, and military type designation information shall be marked on major assemblies, units, groups, and sets.

                        - Special attention must be given to requirements governing the application of the actual manufacturer's Federal Supply Code for Manufacturers (FSCM) to the physical item.

                        - Items which are excluded in accordance with paragraph
                        1.1 of MIL-STD-130, revision G, shall be marked in accordance with the appropriate document.

         2. PACKAGE AND CONTAINER MARKING: Shipments will not be made until the NSN has been assigned, unless specifically authorized by the Contracting Officer.

               MIL-STD-129/ASTM-D-3951:
               a. Interior packages and shipping containers shall be marked in accordance with MIL-STD-129 when Military packing is specified and ASTM-D-3951 when commercial packaging is specified. The requirements of paragraph 2.h apply regardless of which packaging is utilized.

                    (1) Design manufacturer's name, trademark or manufacturer's code (from Cataloging Handbook H4-1 or H4-2), identifying number, and serial number, when applicable, shall be included in the identification marking.

                    (2) When applicable, the Air Force project designator code shall be included as the last line of the address marking and the project name related to the project code shall be marked in the clear on the exterior shipping container.

               b. Tags and labels, when required, shall be contractor's tags or labels conforming to the requirements of MIL-STD-129 or as approved by the procuring activity. Contractor's forms which indicate serviceable condition shall not be any shade of green or red. Labels are authorized to be used on metal containers. Items requiring technical order (T.O.) certification shall be annotated on inner and outer container tags or label with T.O. compliance.

               c. When dummy containers are used in a unitized load, the dummy containers shall be clearly marked "DUMMY CONTAINER" and located in the load so that the marking will be plainly visible to receiving and storage personnel.

               d. All interior packages and shipping containers for articles and materials classified as hazardous or restricted under provisions of Title 49, Code of Federal Regulations, or AFR 71-4/DLAM 4145.3/TM 38-250/NAVSUP PUB 505/MCO P 4030.19 shall be marked, regardless of exemption for mode of transportation, with proper shipping name of item; flash point of all liquids having a flash point of 200 degrees F. or below; and percentage concentration of acids and corrosive liquids. In addition, the quantity of each hazardous or restricted material included in a container shall be annotated adjacent to the shipping name of the item, e.g., Acetic Acid (80% concentration) -- 1 qt.

               e. On shipments of firearms regardless of mode of transportation, selected elements of identification and contractor data markings shall be omitted or obliterated in accordance with the requirements of MIL-STD-129 regarding sensitive items and packing lists shall be placed only inside the containers.


                                                                    PAGE 9 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


               f. Special markings for packages and containers when specified on AFMC Form 158 shall be complied with as a part of MIL-STD-129.

               g. All special coated terneplate containers shall be marked with the legend "CAUTION--DO NOT REUSE AS FOOD CONTAINERS."

               h. Bar code markings in accordance with MIL-STD-129 and MIL-STD-1189 shall apply to all units, intermediate and exterior containers for all items going into stock regardless of package size or levels of package specified (including commercial packaging). In addition to the NSN/NATO stock number, the exterior shipping container shall include the 13 digit contract number (plus, if applicable, the four digit call number). Excluded from Bar Code Marking are:

                   (1)  Foreign Military Sales.

                   (2) Direct Vendor Delivery (DVD)/Government Furnished Equipment (GFE) shipments.

                   (3) Multipack Exterior Shipping Containers. (Unit and intermediate containers do require a bar coded NSN/NATO stock number. However, the next container (unit or intermediate) inside the multipack will also require a bar coded NSN/NATO stock number and contract number with call number, if applicable, in the lower right hand corner).

                   (4) All unpacked or uncrated items; e.g., vehicles, tires, etc.

              i. Shipments of wheeled items weighing 2,000 pounds or more and scheduled for transportation by military aircraft will be marked with the individual axle weights in accordance with MIL-STD-129.

         3. WARRANTED ITEMS: When the contract contains warranty requirements, warranty information shall be applied on containers and items as follows:

               a. Container markings shall be as specified in MIL-STD-129. The period or conditions of the warranty shall be specifically stated, i.e., landings, flight hours, operating hours, days from shipping date, etc. b. Items shall be marked in accordance with requirements of MIL-STD-130. Markings shall be located in a manner so as to be conspicuous to the person removing the item from service. When no deleterious effect or functional degradation is caused, the markings shall be black letters on yellow FED-STD- 595 color 13655) background. The marking shall include the same period or condition required on the containers.


                              PART I - THE SCHEDULE
                                    SECTION E
                            INSPECTION AND ACCEPTANCE

E-460.   5352.246-9000  MATERIAL INSPECTION AND RECEIVING REPORT       JAN 1993
                        (IAW AFMCFARS 5346.370(90))
         (a) As specified by DFARS, Appendix F, Table 2, a copy of DD Forms 250 shall be forwarded to the following address:

              (1)  Forward the purchasing office copy to:

                  WR-ALC/LKKB, 460 SECOND ST SUITE 221, ROBINS AFB GA 31098-1640

              (2) For shipments involving Military Assistance Program (MAP), Grant Aid (GA) and Foreign Military Sales (FMS) requirements, an additional copy shall be sent under separate cover to:

                   DAO-DE ROBINS/FSB, 236 Milledgeville St, STE F26, Robins AFB GA 31098-1616

              (3) Additional distribution of DD Forms 250 is to be made to the following address (es).

                   COMMANDER, NAVAL AIR SYSTEMS COMMAND
                   ARLINGTON VA 22243-5120
                   ATTN:  JUNE BELL

                   WR-ALC/LKJMD
                   460 SECOND ST, STE 221
                   ROBINS AFB GA 31098-1640


                                                                   PAGE 10 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


         (b) These special instructions shall be included in any subcontract hereunder where the items purchased from the subcontractor are to be shipped directly to the U.S. Government or to a foreign destination.

         (c) If delivery of MAP, GA, or FMS items to foreign destinations is required, the copies of DD Forms 250 required by DFARS, Appendix F, Table 2, shall be forwarded to the "ship to" address designated in the contract.

E-505C.                   INSPECTION AND ACCEPTANCE                    AUG  1992
                          (IAW FAR 46.401(b) and 46.503)

         Procurement Quality Assurance (PQA)/Inspection will be at RECOVERY ENGINEERING INC., 2229 EDGEWOOD AVE S., MINNEAPOLIS MN 55426 and when applicable, final inspection and acceptance will be at RECOVERY ENGINEERING INC., 2229 EDGEWOOD AVE S., MINNEAPOLIS MN 55426. (WR-ALC)


                              PART I - THE SCHEDULE
                                    SECTION F
                            DELIVERIES OR PERFORMANCE

 F-26.   52.212-13        STOP-WORK ORDER                              AUG  1989
                          (IAW FAR 12.505(b)(1))

 F-30.   52.247-29        F.O.B. ORIGIN                                JUN  1988
                          (IAW FAR 47.303-1(c))

 F-35C.                   F.O.B. ORIGIN
                          (IAW FAR 47.305(b))
         Any supply item applicable to this document shall be delivered:
         F.O.B. carrier's equipment at the plant or plants at 2229 EDGEWOOD AVE S., MINNEAPOLIS MN 55426.

              FOR SHIP TO AND DELIVERY  (IF APPLICABLE):  SEE SECTION B


 F-70.   52.247-58       LOADING, BLOCKING, AND BRACING OF FREIGHT CAR       APR  1984
                         SHIPMENTS
                         (IAW FAR 47.305-15(a)(2))

 F-71.   52.247-59       F.O.B. ORIGIN-CARLOAD AND TRUCKLOAD SHIPMENTS       APR  1984
                         (IAW FAR 47.305-16(a))

 F-74.   52.247-61       F.0.B. ORIGIN-MINIMUM SIZE OF SHIPMENTS             APR  1984
                         (IAW FAR 47.305-16(c))

 F-500.  5352.204-9504   NOTIFICATION REGARDING ADMINISTRATIVE PROBLEMS      JUL  1992
                         (IAW WR-ALC FAR SUP 5304.103-95)

         If at any time during the performance of this contract administrative problems should arise which will have an adverse impact on timely performance by the Contractor or affect the contract price, the Contractor is required to immediately notify WR-ALC/LKKB, ROBINS AFB GA 31098-1640 and the cognizant administrative contracting officer (ACO).


                             PART I - THE SCHEDULE
                                   SECTION G
                          CONTRACT ADMINISTRATION DATA

   G-1.                    ACCOUNTING AND APPROPRIATION DATA

          AA:1751810  43SY  N0001995AFOPNO1  000  AA  A02  0  N68342  2D
          000000  SY160  000   0000

          AB:5753080.175  47E8  842990  000000  00000  000000   503300   F0330L


                                                                   PAGE 11 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


  G-51.                     TRANSPORTATION APPROPRIATION CHARGEABLE

          The Transportation Allotment Identification (TAI) relates directly to the above ACRN(s). For example the TAI "TAA" is for the same line item(s) as ACRN "AA".

          FMS TRANSPORTATION ALLOTMENT SHALL BE USED ONLY WHEN SHIPMENT ON GOVERNMENT BILL OF LADING IS AUTHORIZED

          Insert 3 if movement via surface mode or 2 if movement via airlift in place of any "#" shown.

          Insert last digit of current fiscal year in place of any asterisk "*" shown when material is shipped.

          TAI        ALLOTMENT

          TAA:       1751810 43SY N0001995AFOPNO1 000 AA A02 0 N68342 2D 000000
                     SY160 000 0000

          TAB:       F8D4*#O

 G-400.   5352.212-9000    CONTRACTOR REPORTING REQUIREMENTS            JUL 1992
                           (IAW AFMCFARS 5312.304(90))
          Any report required by 15 CFR 700, Subpart D, Section 700.13(d) of the Defense Priorities and Allocation System regulation relating to an actual or anticipated delayed shipment, reason for delay, and/or new projected shipment date is to be sent concurrently by the Contractor to both the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer (ACO) within the specified ten (10) calendar days.


                              PART I - THE SCHEDULE
                                    SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

H-305.    5352.210-9000    ELIMINATION OF USE OF CLASS I OZONE
                           DEPLETING SUBSTANCES (ODS) IN AIR FORCE
                           PROCUREMENTS                                 OCT 1994
                           (IAW AFFARS 5310.9006(a))
          (a) It is the Air Force policy to preserve mission readiness while minimizing dependency on Class I Ozone Depleting Substances (ODS), and their release into the environment, to help protect the Earth's stratospheric ozone layer.

          (b) Unless a specific waiver has been approved, Air Force procurements:

               (1) May not include any specification, standard, drawing or other document that requires the use of a Class I ODS in the design, manufacture, test, operation, or maintenance of any system, subsystem, item, component or process; and

               (2) May not include any specification, standard, drawing or other document that establishes a requirement that can only be met by use of a Class I ODS.

          (c)  For the purposes of Air Force policy, the following are Class I
               ODS:

               (1)  Halons:  1011, 1202, 1211, 1301 and 2402

               (2) Chlorofluorocarbons (CFCs): CFC-11, CFC-12, CFC-13, CFC-111, CFC-112, CFC-113, CFC-114, CFC-115, CFC-211, CFC-212, CFC-213,
               CFC-214, CFC-215, CFC- 216, and CFC-217, and the blends R-500, R-501, R-502, and R-503.

               (3) Other Controlled Substances: Carbon Tetrachloride, Methyl Chloroform, and Methyl Bromide.

          (d) The Air Force has reviewed the requirements specified in this contract to reflect this policy. Where considered essential, specific approval has been obtained to require use of the following substances:

          Substance                 Application/Use               Quantity (lbs)

          NONE

          (e) To assist the Air Force in implementing this policy, the offeror/contractor is encouraged, but not required, to notify the contracting officer if any Class I ODS not specifically listed above, is required in the performance of this contract.


                                                                   PAGE 12 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928

                           PART II - CONTRACT CLAUSES
                                    SECTION I
                                CONTRACT CLAUSES

  FAR   52.252-2           CLAUSES  INCORPORATED BY REFERENCE           JUN 1988
                           (IAW FAR 52.107(b))
        This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

  NO    FAR    PARA      CLAUSE TITLE                                  DATE
I-18.   52.203-1         OFFICIALS NOT TO BENEFIT                      APR  1984
                         (IAW FAR 3.102-2)
1-19.   52.203-3         GRATUITIES                                    APR  1984
                         (IAW FAR 3.202)
1-20.   52.203-5         COVENANT AGAINST CONTINGENT FEES              APR  1984
                         (IAW FAR 3.404(c))

1-21.   52.203-6         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE    JUL  1995
                         GOVERNMENT
                         (IAW FAR 3.503-2)

I-22.   52.203-7         ANTI-KICKBACK PROCEDURES                      JUL  1995
                         (IAW FAR 3.502-3)

1-24.   52.203-9         REQUIREMENT FOR CERTIFICATE OF PROCUREMENT    NOV  1990
                         INTEGRITY--MODIFICATION
                         (IAW FAR 3.104-10(b))
        (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

        (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

        (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

                           CERTIFICATE OF PROCUREMENT
                       INTEGRITY--MODIFICATION (NOV 1990)

                    (1) I, _______________________________ [Name of certifier]
                    am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

                    (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of ______________________________ [Name of
                    Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                    (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    [Signature of the officer or employee responsible for the modification proposal and date
                    ____________________________________________________________
                    [Typed name of the officer or employee responsible for the modification proposal]
                    ____________________________________________________________
                    *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.


                                                                   PAGE 13 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928

                    THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
                    SECTION 1001.
                                  (End of certification)

          (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

          (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

  I-25.   52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER       SEP  1990
                          ACTIVITY
                          (IAW FAR 3.104-10(c))
 I-25C.   52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN           JAN  1990
                          FEDERAL TRANSACTIONS
                          (IAW FAR 3.808(b))

  I-78.   52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN             JUL  1995
                          SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                          SUSPENDED, OR PROPOSED FOR DEBARMENT
                          (IAW FAR 9.409(b))

I-102.    52.212-8        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS          SEP  1990
                          (IAW FAR 12.304(b))

I-127.    52.215-1        EXAMINATION OF RECORDS BY COMPTROLLER GENERAL         JUL  1995
                          (IAW FAR 15.106-1(b))

I-144.    52.215-33       ORDER OF PRECEDENCE                                   JAN  1986
                          (IAW FAR 15.406-3(b))

I-193.    52.217-7        OPTION FOR INCREASED QUANTITY-SEPARATELY              MAR  1989
                          PRICED LINE ITEM
                          (IAW FAR 17.208(e))
          For the purposes of this clause the blank(s) are completed as follows:
              within OPTION I 365 DAYS AFTER EFFECTIVE DATE OF BASIC CONTRACT
              within OPTION II 365 DAYS AFTER END OF THE FIRST OPTION PERIOD
              within OPTION III 365 DAYS AFTER END OF THE SECOND OPTION CONTRACT

I-214.    52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS AND            FEB  1990
                          SMALL DISADVANTAGED BUSINESS CONCERNS
                          (IAW FAR 19.708(a))
I-220.    52.219-13       UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES           AUG 1986
                          (IAW FAR 19.902)

I-228.    52.220-3        UTILIZATION OF LABOR SURPLUS AREA CONCERNS            JUL 1995
                          (IAW FAR 20.302(a))

I-229.    52.220-4        LABOR SURPLUS AREA SUBCONTRACTING PROGRAM             APR 1984
                          (IAW FAR 20.302(b))
I-245.    52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES            APR 1984
                          (IAW FAR 22.101-1(e), and 22.103-5(a))
I-263.    52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT                     APR 1984
                          (IAW FAR 22.610(b))
I-264.    52.222-26       EQUAL OPPORTUNITY                                     APR 1984
                          (IAW FAR 22.810(e))
I-267.    52.222-28       EQUAL OPPORTUNITY PREAWARD CLEARANCE                  APR 1984
                          OF SUBCONTRACTS
                          (IAW FAR 22.810(g))
I-274.    52.222-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND           APR 1984
                          VIETNAM ERA VETERANS
                          (IAW FAR 22.1308(a)(1), and DFARS 222.1308(a)(1))


                                                                   PAGE 14 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928

I-276.     52.222-36          AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS        APR  1984
                              (IAW FAR 22.1408(a))
I-278.     52.222-37          EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS   JAN  1988
                              AND VETERANS OF THE VIETNAM ERA
                              (IAW FAR 22.1308(b))
I-292.     52.223-2           CLEAN AIR AND WATER                               APR  1984
                              (IAW FAR 23.105(b))
I-295.     52.223-6           DRUG-FREE WORKPLACE                               JUL  1990
                              (IAW FAR 23.505(b))

I-311.     52.225-10          DUTY-FREE ENTRY                                   APR  1984

                              (IAW FAR 25.605(a))
           For the purposes of this clause the blank(s) are completed as follows: (f)(3) The notation "UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE. Duty-free entry to be claimed pursuant to Schedule 8, Part 3, Item No. 832.00 Tariff Schedules of the United States (19 U.S.C. 1202). Upon arrival of shipment at port of entry, District Director of Customs, please release shipment under 19 CFR 142 and notify the appropriate contract administration office for execution of Customs Forms 7501 and 7501-A and any required duty-free entry certificates."

I-352.     52.229-3           FEDERAL, STATE, AND LOCAL TAXES                   JAN  1991
                              (IAW FAR 29.401-3)

I-403.     52.232-17          INTEREST                                          JAN  1991
                              (IAW FAR 32.617(a), and 32.617(b))
I-409.     52.232-23          ASSIGNMENT OF CLAIMS                              JAN  1986
                              (IAW FAR 32.806(a)(1))
I-410.     52.232-23          ALTERNATE I                                       APR  1984
                              (IAW FAR 32.806(a)(2))

I-416.     52.232-28          ELECTRONIC FUNDS TRANSFER PAYMENT METHODS         APR  1989
                              (IAW FAR 32.908(d))
I-417.     52.233-1           DISPUTES                                          MAR  1994
                              (IAW FAR 33.215)

I-538.     52.242-10          F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR      APR  1984
                              PREPAID POSTAGE
                              (IAW FAR 42.1404-2(a))

I-541.     52.242-13          BANKRUPTCY                                        APR  1991
                              (IAW FAR 42.903)

I-614.     52.246-18          WARRANTY OF SUPPLIES OF A COMPLEX NATURE          APR  1984

                              (IAW FAR 46.710(b)(1))
           For the purposes of this clause the blank(s) are completed as follows:
           (b)(1)       365 days after delivery
           (c)(3)       395 days after delivery of the nonconforming supplies
                             30 days after notification
                             30 days
           (c)(4)            395 days
                             395 days

I-615.     52.246-18         ALTERNATE I                               APR  1984
                             (IAW FAR 46.710(b)(2))

I-636.     52.247-1          COMMERCIAL BILL OF LADING NOTATIONS       APR  1984
                             (IAW FAR 47.104-4)

I-732.     52.252-4          ALTERATIONS IN CONTRACT                   APR  1984
                             (IAW FAR 52.107(d))
           Portions of this contract are altered as follows:
           PARAGRAPH (b) (1), IN CLAUSE I-615 IS HEREBY REPLACED WITH THE
           FOLLOWING:

           NOTWITHSTANDING INSPECTION AND ACCEPTANCE BY THE GOVERNMENT OF SUPPLIES FURNISHED UNDER THIS CONTRACT, OR ANY CONDITIONS OF THIS CONTRACT CONCERNING THE CONCLUSIVENESS THEREOF, THE CONTRACTOR WARRANTS THAT FOR 365 DAYS AFTER DELIVERY, ALL SUPPLIES FURNISHED UNDER THIS CONTRACT WILL BE FREE FROM DEFECTS IN DESIGN MATERIAL AND WORKMANSHIP AND, THAT, AT TIME OF DELIVERY ALL SUPPLIES.

           NOTE THAT SUBPARAGRAPHS (b) (1) (i), (ii), (iii), (iv) AND (v) UNDER CLAUSE I-615 REMAIN AS STATED IN CLAUSE I-615.


                                                                   PAGE 15 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


  I-733.   52.252-6          AUTHORIZED DEVIATIONS IN CLAUSES          APR  1984
                             (IAW FAR 52.107(f))
           (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

           (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.


  IA-20.   252.203-7000      STATUTORY PROHIBITION ON COMPENSATION TO FORMER           DEC   1991
                             DEPARTMENT OF DEFENSE EMPLOYEES
                             (IAW DFARS 203.170-4)
  IA-22.   252.203-7001      SPECIAL PROHIBITION ON EMPLOYMENT                         APR   1993
                             (IAW DFARS 203.570-5)

  IA-40.   252.205-7000      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT         DEC   1991
                             HOLDERS
                             (IAW DFARS 205.470-2)
 IA-105.   252.211-7000      TERMINATION--COMMERCIAL ITEMS                             MAY   1991
                             (IAW DFARS 211.7005(a)(20))
 IA-106.   252.211-7001      INVOICE AND PROMPT PAYMENT--COMMERCIAL ITEMS              MAY   1991
                             (IAW DFARS at 211.7005(a)(21))
 IA-107.   252.211-7002      CHANGES--COMMERCIAL ITEMS                                 MAY   1991
                             (IAW DFARS 211.7005(a)(22))
 IA-108.   252.211-7003      PATENT AND COPYRIGHT INDEMNIFICATION--COMMERCIAL ITEMS    MAY   1991
                             (IAW DFARS 211.7005(a)(23))
 IA-109.   252.211-7004      INSPECTION AND ACCEPTANCE--COMMERCIAL ITEMS               MAY   1991
                             (IAW DFARS 211.7005(a)(24))
 IA-111.   252.211-7006      TITLE AND RISK OF LOSS--COMMERCIAL ITEMS                  MAY   1991
                             (IAW DFARS 211.7005(a)(26))
 IA-112.   252.211-7010      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--      MAY   1991
                             CONTRACT MODIFICATIONS--COMMERCIAL ITEMS
                             (IAW DFARS 211.7005(a)(27))
 IA-113.   252.211-7011      AUDIT OF CONTRACT MODIFICATIONS--COMMERCIAL ITEMS         MAY   1991
                             (IAW DFARS 211.7005(a)(28))
 IA-114.   252.211-7015      TECHNICAL DATA AND COMPUTER SOFTWARE--COMMERCIAL          MAY   1991
                             ITEMS
                             (IAW DFARS 211.7005(a)(29))

 IA-115.   252.211-7016      TECHNICAL DATA AND COMPUTER SOFTWARE--WITHHOLDING         MAY   1991
                             OF PAYMENT--COMMERCIAL ITEMS
                             (IAW DFARS 211.7004-1(h)(4))

           For the purposes of this clause the blank(s) are completed as follows:

           (c)   10%

 IA-116.   252.211-7017      CERTIFICATION OF TECHNICAL DATA AND COMPUTER
                             SOFTWARE CONFORMITY--COMMERCIAL ITEMS     MAY  1991
                             (IAW DFARS 211.7004-1(h)(4))
           (b) All technical data and computer software delivered under this contract shall be accompanied by the following written certification:

                 The contractor, _____________________________, hereby certifies that, to the best of its knowledge and belief, the technical data or computer software delivered herewith under contract number _______________________ are complete, accurate, and comply with all requirements of the contract.

                 Date:                   ____________________
                 Name and Title of
                 Certifying Official:    ____________________

 IA-117.   252.211-7021      CLAUSES TO BE INCLUDED IN CONTRACTS WITH
                             SUBCONTRACTORS AND SUPPLIERS--COMMERCIAL
                             ITEMS                                      MAY 1991
                             (IAW DFARS 211.7005(a)(30))

 IA-230.   252.219-7006      NOTICE OF EVALUATION PREFERENCE FOR SMALL
                             DISADVANTAGED BUSINESS CONCERNS            MAY 1995
                             (IAW DFARS 219.7003)

           For the purposes of this clause, the offeror will complete the following, if applicable:
                ______  Offeror elects to waive the preference


                                                                   PAGE 16 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


 IA-287.    252.225-7001      BUY AMERICAN ACT AND BALANCE OF PAYMENTS               JAN  1994
                              PROGRAM
                              (IAW DFARS 225.109(d))

            (The balance of Payments Program is not applicable when the estimated cost of the product or service is at or below $100,000)
 IA-288.    252.225-7002      QUALIFYING  COUNTRY SOURCES AS SUBCONTRACTORS          DEC  1991
                              (IAW DFARS 225.109-70(a))

 IA-293.    252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES            MAY  1994
                              (IAW DFARS 225.7002-4(a))
 IA-295.    252.225-7014      PREFERENCE FOR DOMESTIC SPECIALTY METALS               DEC  1991
                              (IAW DFARS 225.7002-4(c))

IA-312D.    252.225-7027      LIMITATION ON SALES COMMISSIONS AND FEES               DEC  1991
                              (IAW DFARS 225.7308(a))
            For the purposes of this clause the blank(s) are completed as follows: AUSTRALIA, TAIWAN, EGYPT, GREECE, ISRAEL, JAPAN,
                 JORDAN, REPUBLIC OF KOREA, KUWAIT, PAKISTAN, PHILIPPINES, SAUDI
                 ARABIA, TURKEY, THAILAND, OR VENEZUELA (AIR FORCE).
IA-312E.   252.225-7028       EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN         DEC  1991
                              GOVERNMENTS
                              (IAW DFARS 225.7308(b))

 IA-399.   252.231-7000       SUPPLEMENTAL COST PRINCIPLES                           DEC  1991
                              (IAW DFARS 231.100-70)
 IA-422.   252.232-7006       REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON      AUG  1992
                              FINDING OF FRAUD
                              (IAW DFARS 232.111-70)
 IA-425.   252.233-7000       CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT    MAY  1994
                              OR RELIEF
                              (IAW DFARS 233.7001)

 IA-648.   252.243-7001       PRICING OF CONTRACT MODIFICATIONS                      DEC  1991
                              (IAW DFARS 243.205-71)
 IA-679.   252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT               DEC  1991
                              (IAW DFARS 246.370(a))

 IA-745.   252.247-7023       TRANSPORTATION OF SUPPLIES BY SEA                      DEC  1991
                              (IAW DFARS 247.573(b)

           (a)   Definitions.
                 As used in this clause--
                 (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                 (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

                 (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                 (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international Waters.

                 (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

                 (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                      (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DOD contract number or a military destination.

                      (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                 (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.


                                                                   PAGE 17 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928


(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

       (1) U.S.-flag vessels are not available for timely shipment;

       (2) The freight charges are inordinately excessive or unreasonable; or

       (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of Itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

       (1) Type, weight, and cube of cargo;

       (2) Required shipping date;

       (3) Special handling and discharge requirements;

       (4) Loading and discharge points;

       (5) Name of shipper and consignee;

       (6) Prime contract number; and

       (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--
       (1)  Prime contract number;

       (2)  Name of vessel;

       (3)  Vessel flag of registry;

       (4)  Date of loading;

       (5)  Port of loading;

       (6)  Port of final discharge;

       (7)  Description of commodity;

       (8) Gross weight in pounds and cubic feet if available;

       (9) Total ocean freight in U.S. Dollars; and

       (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

       (1) No ocean transportation was used in the performance of this contract;

       (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

       (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

       (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                ITEM              CONTRACT
                DESCRIPTION       LINE ITEMS        QUANTITY
       TOTAL

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


                                                                   PAGE 18 OF 18
                                                CONTRACT NUMBER F09603-95-C-0928

IA-746. 252.247-7024  NOTIFICATION OF TRANSPORTATION OF SUPPLIES        DEC 1991
                      BY SEA (IAW DFARS 247.573(c))
          (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

                (1) Shall notify the Contracting Officer of that fact; and

                (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

          (b) The Contractor shall include this clause, including this paragraph
          (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.


          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
                                    SECTION J
                               LIST OF ATTACHMENTS
            (All listed attachments are at the end of this document)

                                                                           NR
          FORM NR             TITLE                         DATE        OF PAGES

                              PURCHASE DESCRIPTION          25 JUN  95     6
                              PD95KJE06

          AFMC  FORM  762     Engineering Data List         25 JUN 95      1

          AFMC  Form  158     Preservation, Packaging and   09 DEC 94      2
                              Packing Requirements

          DD  Form   1423     Exhibit "A", Contract Data    25 JUN 95      6
                              Requirements List

          DD  Form   1423     Exhibit "B", Contract Data    25 JUN 95      5
                              Requirements List

          DD  Form   1423     Exhibit "C", Contract Data    25 JUN 95      5
                              Requirements List

          DD  Form   1423     Exhibit "D", Contract Data    25 JUN 95      5
                              Requirements List

                              AIR FORCE TECHNICAL MANUAL    16 MAY 95      7
                              CONTRACT REQUIREMENTS
                              TM 86-01